Bank Loans and Banking Facilities (Tables)	12 Months Ended
Dec. 31, 2012
Total Banking Facilities Utilized

Total banking facilities utilized which are usance bills pending maturity may not agree to notes payable due to bank having not yet received the bills of goods from vendors as of the balance sheet date.

At December 31,	2011	2012
Short term bank borrowings	$—	$4,824
Trust Receipt loans	—	3,558
Usance bills pending maturity	2,147	4,860
Foreign currency forward contract	—	1,220

Total banking facilities utilized	2,147	14,462
Less: Outstanding letters of credit	(1,879)	(587)
Less: Foreign currency forward contract	—	(1,220)

Notes payable, short term bank borrowings and Trust Receipt loans	$268	$12,655